                                                                               .
                                                                               .
                                                                               .

24(b)(5)(a)

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                                                                                                            FOR USE IN NEW YORK ONLY
(JOHN HANCOCK(R) LOGO)                                                               JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
JOHN HANCOCK ANNUITIES                                                                      P.O. Box 9506, Portsmouth, NH 03802-9506
                                                                      Overnight mail: 164 Corporate Drive, Portsmouth, NH 03801-6815
                                                                                             800-551-2078 www.jhannuitiesnewyork.com
                                                                                                           Home Office: Valhalla, NY

                                                  Application for [Venture 2010]

                                                 Flexible Payment Deferred Annuity

                                                           SIMPLIFY YOUR
                                                        APPLICATION PROCESS
                                                       ----------------------
                                                       SEE BACK PAGE FOR THE
                                                       "GOOD ORDER CHECKLIST"


APPVENIII0509-NY                                                                                                         XXXX:XXXXXX
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
(JOHN HANCOCK(R) LOGO)                                                               JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
JOHN HANCOCK ANNUITIES                                                                      P.O. Box 9506, Portsmouth, NH 03802-9506
                                                                      Overnight mail: 164 Corporate Drive, Portsmouth, NH 03801-6815
                                                                                             800-551-2078 www.jhannuitiesnewyork.com
                                                                                                           Home Office: Valhalla, NY

                                                         [Venture 2010]

                                         VARIABLE ANNUITY APPLICATION (Revised on [MM/YY)]

 ANNUITY PAYMENTS AND TERMINATION VALUES PROVIDED BY THIS CONTRACT ARE VARIABLE AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNTS.

------------------------------------------------------------------------------------------------------------------------------------

1    ACCOUNT REGISTRATION AND FUNDING (complete A or B)

                              A. NONQUALIFIED
                                 REGISTRATION:   [ ] Invdividual     [ ] Trust     [ ]   Corporation    [ ]  Other _________________
                                 ---------------------------------------------------------------------------------------------------
                                 FUNDING:        DIRECT PAYMENT $ ______________   [ ] Check (Payable to John Hancock Life
                                                                                       Insurance Company of New York)
                                 Minimum $10,000 (Payment must accompany           [ ] Wire (Please see sales kit or
         *ORIGINAL                                application if selected)             jhannuitiesnewyork.com for wire instructions)
TRANSFER/EXCHANGE PAPERWORK   -----------------------------------------------------------------------------------------------------
MUST ACCOMPANY APPLICATION.                      TRANSFER/EXCHANGE* $ ___________  [ ] 1035 Exchange   [ ] Mutual Fund / CD / Other
     SEE FORMS BOOKLET.

     -------------------------------------------------------------------------------------------------------------------------------

     B. QUALIFIED
        REGISTRATION:   [ ] Traditional IRA (Tax year ______)            [ ] Roth IRA (Tax year ______)  [ ] SEP IRA  [ ] SIMPLE IRA
                        [ ] Inherited/Beneficiary IRA (Optional death    [ ] Individual 401(k)  [ ] Other __________________________
                            benefits and living benefit riders not
                            permitted.)
                        ------------------------------------------------------------------------------------------------------------
        FUNDING:        DIRECT PAYMENT $ ______________                  [ ] Check (Payable to John Hancock Life Insurance Company
                                                                             of New York)
        Minimum $10,000 (Payment must accompany application if selected) [ ] Wire (Please see sales kit or
                                                                             jhannuitiesnewyork.com for wire instructions)
                        ------------------------------------------------------------------------------------------------------------
                        TRANSFER/EXCHANGE* $ ___________                 [ ] Direct Transfer   [ ] Rollover

------------------------------------------------------------------------------------------------------------------------------------

2    OWNER (oldest)

     ______________________________________________________________________________________   [ ] Male   [ ] Female [ ] Trust/Entity
     Name (First, Middle, Last or Name of Trust/Entity)

     __________________________   _________________________________________   ______________________________________________________
     Date of Birth (mm/dd/yyyy)   Social Security/Tax Identification Number   Email Address

     _____________________________________________________________________________   _______________________________________________
     Mailing Address                                                                 City, State, Zip

     _____________________________________________________________________________   _______________________________________________
     Residential Address (required if different from mailing or address is PO Box)   Client Brokerage Account Number

     -------------------------------------------------------------------------------------------------------------------------------

     CO-OWNER

     ______________________________________________________________________________________   [ ] Male   [ ] Female [ ] Trust/Entity
     Name (First, Middle, Last or Name of Trust/Entity)

     __________________________   _________________________________________   ______________________________________________________
     Date of Birth (mm/dd/yyyy)   Social Security/Tax Identification Number   Email Address

     _____________________________________________________________________________   _______________________________________________
     Mailing Address                                                                 City, State, Zip

     _____________________________________________________________________________
     Residential Address (Required if different from mailing or address is PO Box)

------------------------------------------------------------------------------------------------------------------------------------

3    ANNUITANT (if different from owner)

     ______________________________________________________________________________________   [ ] Male   [ ] Female [ ] Trust/Entity
     Name (First, Middle, Last or Name of Trust/Entity)

     __________________________   _________________________________________   ______________________________________________________
     Date of Birth (mm/dd/yyyy)   Social Security/Tax Identification Number   Email Address

     _____________________________________________________________________________   _______________________________________________
     Mailing Address                                                                 City, State, Zip

     _____________________________________________________________________________
     Residential Address (Required if different from mailing or address is PO Box)


     CO-ANNUITANT (if different from owner)

     ______________________________________________________________________________________   [ ] Male   [ ] Female [ ] Trust/Entity
     Name (First, Middle, Last or Name of Trust/Entity)

     __________________________   _________________________________________   ______________________________________________________
     Date of Birth (mm/dd/yyyy)   Social Security/Tax Identification Number   Email Address

     _____________________________________________________________________________   _______________________________________________
     Mailing Address                                                                 City, State, Zip

     _____________________________________________________________________________
     Residential Address (Required if different from mailing or address is PO Box)

APPVENIII0509-NY                                               Page 1 of 6                                               XXXX:XXXXXX
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                                                     [Venture 2010] APPLICATION

------------------------------------------------------------------------------------------------------------------------------------

4    BENEFICIARIES

     If a co-owner was selected in Section 2, the surviving owner will be the primary beneficiary.              THE PRIMARY
     Contingent beneficiaries receive proceeds only if all primary beneficiaries pre-decease the        BENEFICIARIES AND CONTINGENT
     owner. If you wish to restrict the death payment options for any of the beneficiaries listed      BENEFICIARIES MUST EACH EQUAL
     below, please complete the Restricted Beneficiary Payout form located in our forms booklet or      100% OF PROCEEDS. PLEASE USE
     on www.jhannuitiesnewyork.com.                                                                       WHOLE PERCENTAGES ONLY.

     BENEFICIARY #1   [X] Primary _______________________________________________________   [ ] Male   [ ] Female   [ ] Trust/Entity
                                  Beneficiary's Name (First, Middle, Last or Name of
                                  Trust/Entity)

     _____________  _____________________  __________________________  _________________________________________  __________________
     % of Proceeds  Relationship to Owner  Date of Birth (mm/dd/yyyy)  Social Security/Tax Identification Number  State of Residence

     -------------------------------------------------------------------------------------------------------------------------------

     BENEFICIARY #2   [ ] Primary _______________________________________________________   [ ] Male   [ ] Female   [ ] Trust/Entity
                                  Beneficiary's Name (First, Middle, Last or Name of
                                  Trust/Entity)

                      [ ] Contingent

     _____________  _____________________  __________________________  _________________________________________  __________________
     % of Proceeds  Relationship to Owner  Date of Birth (mm/dd/yyyy)  Social Security/Tax Identification Number  State of Residence

     -------------------------------------------------------------------------------------------------------------------------------

     BENEFICIARY #3   [ ] Primary _______________________________________________________   [ ] Male   [ ] Female   [ ] Trust/Entity
                                  Beneficiary's Name (First, Middle, Last or Name of
                                  Trust/Entity)

                      [ ] Contingent

     _____________  _____________________  __________________________  _________________________________________  __________________
     % of Proceeds  Relationship to Owner  Date of Birth (mm/dd/yyyy)  Social Security/Tax Identification Number  State of Residence

     -------------------------------------------------------------------------------------------------------------------------------

     BENEFICIARY #4   [ ] Primary _______________________________________________________   [ ] Male   [ ] Female   [ ] Trust/Entity
                                  Beneficiary's Name (First, Middle, Last or Name of
                                  Trust/Entity)

                      [ ] Contingent

     _____________  _____________________  __________________________  _________________________________________  __________________
     % of Proceeds  Relationship to Owner  Date of Birth (mm/dd/yyyy)  Social Security/Tax Identification Number  State of Residence

     -------------------------------------------------------------------------------------------------------------------------------

     BENEFICIARY #5   [ ] Primary _______________________________________________________   [ ] Male   [ ] Female   [ ] Trust/Entity
                                  Beneficiary's Name (First, Middle, Last or Name of
                                  Trust/Entity)

                      [ ] Contingent

     _____________  _____________________  __________________________  _________________________________________  __________________
     % of Proceeds  Relationship to Owner  Date of Birth (mm/dd/yyyy)  Social Security/Tax Identification Number  State of Residence

     -------------------------------------------------------------------------------------------------------------------------------

     BENEFICIARY #6   [ ] Primary _______________________________________________________   [ ] Male   [ ] Female   [ ] Trust/Entity
                                  Beneficiary's Name (First, Middle, Last or Name of
                                  Trust/Entity)

                      [ ] Contingent

     _____________  _____________________  __________________________  _________________________________________  __________________
     % of Proceeds  Relationship to Owner  Date of Birth (mm/dd/yyyy)  Social Security/Tax Identification Number  State of Residence

     NOTE: TO NAME ADDITIONAL BENEFICIARIES, PLEASE USE THE SPACE IN SPECIAL INSTRUCTIONS (SECTION 6).

------------------------------------------------------------------------------------------------------------------------------------

5    OPTIONAL DEATH BENEFITS

     Available at the time of application and cannot be cancelled once elected. Certain restrictions apply; please see the prospectus for details.

     [ ] ANNUAL STEP-UP DEATH BENEFIT (Not available if any owner is age 75 or older.)

------------------------------------------------------------------------------------------------------------------------------------

6    SPECIAL INSTRUCTIONS (WRITE IN)


APPVENIII0509-NY                                               Page 2 of 6                                               XXXX:XXXXXX
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                                                    [Venture 2010] APPLICATION
------------------------------------------------------------------------------------------------------------------------------------
7    USE THIS SECTION TO ELECT AN                   OPTIONAL LIVING BENEFIT RIDER                   Skip to Section 8 if NO Optional
                                                                                                    Living Benefit Rider is elected.
     A.   GUARANTEED LIVING BENEFITS

            GUARANTEED                              PLEASE CHOOSE ONLY ONE RIDER:                      * For nonqualified
         LIVING BENEFITS                                                                                 registrations (Section 1A),
CANNOT BE CANCELLED ONCE ELECTED.                   [ ] INCOME PLUS FOR LIFE                             the spouse must be either
   CERTAIN RESTRICTIONS APPLY;                                                                           the co-owner (Section 2) or
   SEE PROSPECTUS FOR DETAILS.                      [ ] INCOME PLUS FOR LIFE-JOINT LIFE*                 sole primary beneficiary
                                                                                                         (Section 4). For qualified
                                                    [ ]                                                  registrations (Section 1B),
                                                                                                         the spouse must be the sole
                                                                                                         primary beneficiary
                                                                                                         (Section 4).

     The benefit may have limited usefulness in connection with contracts funding tax-qualified programs because partial withdrawals made to satisfy minimum distributions rules in a manner or amount other than described in the rider and prospectus might result in a reduction in the benefit base in excess of the amount withdrawn. If you plan to exercise the benefit before or after your required minimum distribution beginning date under the specific contract, consider whether the benefit is appropriate for your circumstances. You should consult your tax advisor.

     -------------------------------------------------------------------------------------------------------------------------------
     B.   INITIAL INVESTMENT OPTIONS FOR USE WITH GUARANTEED LIVING BENEFITS

          VARIABLE PORTFOLIOS

         [_____% American Funds [XXXXXXXXXXXXXXXX]   _____% MFC GIM(1) Lifestyle Growth                           REMEMBER:
          _____% American Funds [XXXXXXXXXXXXXXXX]   _____% MFC GIM(1) Lifestyle Moderate                    ANY COMBINATION OF
          _____% Dimensional [XXXXXXXXXXXXXXXX]      _____% MFC GIM(1) Money Market                      INVESTMENT OPTIONS WITHIN
          _____% MFC GIM(1) Index Allocation         _____% T. Rowe Price  [XXXXXXXXXXXXXXXX]                 SECTION 7B MUST
          _____% MFC GIM(1) Lifestyle Balanced       _____% Wellington Management [XXXXXXXXXXXXXXXX]]            EQUAL 100%.
          _____% MFC GIM(1) Lifestyle Conservative

          DOLLAR COST AVERAGING (Section 7C & DCA Disclosure Form must be completed if elected)
          _____% 6 Month Fund OR _____% 12 Month Fund

          NOTE: Subsequent payments do not allocate to DCA Funds unless directed.

                                       100% TOTAL INITIAL INVESTMENT OPTIONS (MUST EQUAL 100%)

     -------------------------------------------------------------------------------------------------------------------------------
     C.   DOLLAR COST AVERAGING INSTRUCTIONS

          Dollar Cost Averaging (DCA) is an optional program which involves the systematic transfer of specific dollar amounts each month from a Variable or DCA (6 or 12 month) Source Fund to one or more portfolios listed below. Automatic transfers run until the Source Fund has been depleted.

          START DATE   [ ] IMMEDIATE   OR   [ ] 30 DAYS FROM ISSUE           OR   [ ] _____* DAY OF MONTH (1-28)
                                                (DEFAULT IF NONE SELECTED)

               If the transfer day is a weekend, holiday or the 29th - 31st, then the transfer will occur on the next business day.

               * If funds are received after the requested start date, transfers will begin on the requested day of the following month.

          SOURCE FUND        [ ] 6 MONTH DCA FUND     OR   [ ] 12 MONTH DCA FUND   OR
          (Selected in 7B)   [ ] VARIABLE PORTFOLIO ____________________________________________________________

                                 MONTHLY Transfer Amount $______________________ (Variable Portfolio Source Fund ONLY.)

          DESTINATION FUND(S) AND % TO ALLOCATE

         [_____% American Funds [XXXXXXXXXXXXXXXX]   _____% MFC GIM(1) Lifestyle Growth                        NOTICE: THE DCA
          _____% American Funds [XXXXXXXXXXXXXXXX]   _____% MFC GIM(1) Lifestyle Moderate                   PROGRAM & APPLICATION
          _____% Dimensional [XXXXXXXXXXXXXXXX]      _____% MFC GIM(1) Money Market                     DISCLOSURE FORM, LOCATED AT
          _____% MFC GIM(1) Index Allocation         _____% T. Rowe Price [XXXXXXXXXXXXXXXX]              THE END OF THIS BOOKLET,
          _____% MFC GIM(1) Lifestyle Balanced       _____% Wellington Management [XXXXXXXXXXXXXXXX]]        IS REQUIRED IF DCA
          _____% MFC GIM(1) Lifestyle Conservative                                                               IS ELECTED.

                                              100% TOTAL DCA OPTIONS (MUST EQUAL 100%)

                                                                                                              Skip to Section 9 for
                                                                                                              Automatic Rebalancing.

(1)  MFC Global Investment Management (U.S.A.) Limited

APPVENIII0509-NY                                             Page 3 of 6                                                 XXXX:120221
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                                                     [Venture 2010] APPLICATION
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8    USE THIS SECTION IF YOU ARE NOT ELECTING AN OPTIONAL LIVING BENEFIT RIDER

     A.   INITIAL INVESTMENT OPTIONS (AVAILABLE WHEN NOT ELECTING AN OPTIONAL LIVING BENEFIT RIDER)

          VARIABLE PORTFOLIOS

         [_____% American Funds American Asset Allocation             _____% MFC GIM(1) Mid Cap Index
          _____% American Funds American Bond                         _____% MFC GIM(1) Money Market
          _____% American Funds [xxxxxxxxxxxxxxxxxxxxxxx]             _____% MFC GIM(1) Pacific Rim
          _____% American Funds [xxxxxxxxxxxxxxxxxxxxxxx]             _____% MFC Global U.S. High Income
          _____% American Funds American Global Growth                _____% PIMCO Global Bond
          _____% American Funds American Global Small Cap             _____% PIMCO Total Return
          _____% American Funds American Growth                       _____% RCM/T. Rowe Price Science & Technology
          _____% American Funds American Growth-Income                _____% T. Rowe Price Blue Chip Growth
          _____% American Funds American High-Income Bond             _____% T. Rowe Price [xxxxxxxxxxxxxxxxxxxxxxx]
          _____% American Funds American International                _____% T. Rowe Price Equity-Income              REMEMBER:
          _____% American Funds American New World                    _____% T. Rowe Price Health Sciences       USE THIS PAGE ONLY
          _____% Davis Financial Services                             _____% T. Rowe Price Small Company Value    WHEN NOT ELECTING
          _____% Davis Fundamental Value                              _____% Templeton(R) International Value    AN OPTIONAL LIVING
          _____% Dimensional [xxxxxxxxxxxxxxxxxxxxxxx]                _____% UBS Global AM Global Allocation       BENEFIT RIDER.
          _____% Franklin Templeton(R) International Small Cap        _____% Van Kampen Value
          _____% GMO International Core                               _____% Wellington Management [xxxxxxxxxxxxxxxxxxxxxxx]
          _____% Invesco AIM/Munder Capital Small Cap Opportunities   _____% Wellington Management Investment Quality Bond
          _____% Jennison Capital Appreciation                        _____% Wellington Management Mid Cap Intersection
          _____% Legg Mason Funds Management [xxxxxxxxxxxxxx]         _____% Wellington Management Mid Cap Stock
          _____% Marsico International Opportunities                  _____% Wellington Management Natural Resources
          _____% MFC GIM(1) Index Allocation                          _____% Wellington Management Small Cap Growth
          _____% MFC GIM(1) Lifestyle Aggressive                      _____% Wellington Management Small Cap Value
          _____% MFC GIM(1) Lifestyle Balanced                        _____% Western Asset High Yield
          _____% MFC GIM(1) Lifestyle Conservative                    _____% Western Asset Strategic Bond
          _____% MFC GIM(1) Lifestyle Growth                          _____% Western Asset U.S. Government Securities]
          _____% MFC GIM(1) Lifestyle Moderate

          DOLLAR COST AVERAGING (Section 8B & DCA Disclosure Form must be completed if elected)
          _____% 6 Month Fund   OR   _____% 12 Month Fund

          NOTE: Subsequent payments do not allocate to DCA Funds unless directed.

                                      100 % TOTAL INITIAL INVESTMENT OPTIONS (MUST EQUAL 100%)

          (1)  MFC Global Investment Management (U.S.A.) Limited

------------------------------------------------------------------------------------------------------------------------------------
     B.   DOLLAR COST AVERAGING INSTRUCTIONS (WHEN NOT ELECTING AN OPTIONAL LIVING BENEFIT RIDER)

          Dollar Cost Averaging (DCA) is an optional program which involves the systematic transfer of specific dollar amounts each month from a Variable or DCA (6 or 12 month) Source Fund to one or more portfolios listed above. Automatic transfers run until the Source Fund has been depleted.

          START DATE   [ ] IMMEDIATE   OR   [ ] 30 DAYS FROM ISSUE           OR   [ ] _____* DAY OF MONTH (1-28)
                                                (DEFAULT IF NONE SELECTED)

               If the transfer day is a weekend, holiday or the 29th - 31st, then the transfer will occur on the next business day.

               * If funds are received after the requested start date, transfers will begin on the requested day of the following month.

          SOURCE FUND        [ ] 6 MONTH DCA FUND     OR   [ ] 12 MONTH DCA FUND   OR                           NOTICE: THE DCA
          (Selected in 8A)   [ ] VARIABLE PORTFOLIO ________________________________                         PROGRAM & APPLICATION
                                MONTHLY Transfer Amount $___________________________(Variable Portfolio  DISCLOSURE FORM, LOCATED AT
                                                                                     Source Fund ONLY.)    THE END OF THIS BOOKLET,
                                                                                                              IS REQUIRED IF DCA
          DESTINATION FUND(S) AND % TO ALLOCATE (Choose from Variable Portfolios located in section 8A.)           IS ELECTED.

          _____%   ________________________________________________   _____%   ________________________________________________
                   Fund Name                                                   Fund Name

          _____%   ________________________________________________   _____%   ________________________________________________
                   Fund Name                                                   Fund Name

          _____%   ________________________________________________   _____%   ________________________________________________
                   Fund Name                                                   Fund Name

                                              100 % TOTAL DCA OPTIONS (MUST EQUAL 100%)

APPVENIII05079-NY                                            Page 4 of 6                                                 XXXX:120221
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                                                     [Venture 2010] APPLICATION
------------------------------------------------------------------------------------------------------------------------------------
9    AUTOMATIC REBALANCING

     Automatic rebalancing is an optional program in which the Contract Value, excluding          ACCEPT [ ]   DECLINE [X] (default)
     amounts in the fixed account investment options, is automatically rebalanced as indicated
     by the variable portfolios's elected in either Section 7B (7C if 6 or 12 month DCA was                  THIS PROGRAM
     elected) or 8A (8B if 6 or 12 month DCA was elected) of the application, unless                   IS NOT AVAILABLE IF YOU
     subsequently changed. Initial Payment must be allocated to at least 2 variable investment        ARE PARTICIPATING IN A DCA
     options in order to participate in Automatic Rebalancing.                                         PROGRAM FROM A VARIABLE
                                                                                                             PORTFOLIO.
     If a policyholder elects to participate in Automatic Rebalancing, the total value of the variable portfolios must be included in the program. Therefore, fund exchanges and subsequent payments received and applied to portfolios in percentages different from the current rebalancing allocation will be rebalanced at the next date of rebalancing unless the subsequent payments are allocated to the fixed account investment options. Automatic
     Rebalancing is not available if you are participating in a Dollar Cost Averaging program from a Variable Portfolio.

     Rebalancing will occur on the 25th of the month. If that rebalancing day is a weekend or holiday, then the rebalancing will occur the next business day.

     FREQUENCY   [X] Quarterly (March/June/September/December) Default if none selected
                 [ ] Semi-Annually (June/December)
                 [ ] Annually (December)

------------------------------------------------------------------------------------------------------------------------------------
10   MILITARY SALES

     Is the annuitant or owner an active member of the U.S. Armed Forces?   [ ] Yes*   [X] No (default)

     * If you answered "Yes", please complete and attach a "Military Personnel Financial Services Disclosure" form (available on
       www.jhannuitiesnewyork.com). This product is not specifically designed for or marketed to active duty military personnel.
       Applications not complying with our military sales procedures will not be accepted.

APPVENIII05079-NY                                            Page 5 of 6                                                 XXXX:120221
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                                                     [Venture 2010] APPLICATION
------------------------------------------------------------------------------------------------------------------------------------

11   ACKNOWLEDGMENTS/SIGNATURES

     STATEMENT OF APPLICANT: I/We agree that the Contract I/we have applied for shall not take effect until the later of: (1) the issuance of the Contract, or (2) receipt by the Company at its Annuity Service Office of the first payment required under the
     Contract. The information herein is true and complete to the best of my/our knowledge and belief and is correctly recorded.
     I/We agree to be bound by the representations made in this application and acknowledge the receipt of an effective Prospectus describing the Contract applied for. The Contract I/we have applied for is suitable for my/our insurance investment objectives, financial situations, and needs.

     [ ] YES*  [ ] NO   Does the annuitant or applicant(s) have any existing annuity or insurance policies?

     [ ] YES*  [ ] NO   Will the purchase of this annuity replace or change any other insurance or annuity?

     *    IF YOU ANSWERED "YES" TO EITHER QUESTION, STAGE ONE OF REG 60 SHOULD ALREADY HAVE BEEN COMPLETED. ALSO, A DEFINITION OF
          REPLACEMENT FORM IS REQUIRED.

     ________________________________________________________   _______________________________   [ ] Annuity   [ ] Life Insurance
     Issuing Company                                            Contract Number

     I/WE UNDERSTAND THAT UNLESS I/WE ELECT OTHERWISE, THE MATURITY DATE WILL BE THE LATER OF THE FIRST OF THE MONTH FOLLOWING THE
     ANNUITANT'S 90TH BIRTHDAY, OR 10 YEARS FROM THE CONTRACT DATE (IRAS AND CERTAIN QUALIFIED RETIREMENT PLANS MAY REQUIRE
     DISTRIBUTIONS TO BEGIN BY AGE 70 1/2). ALTERNATE MATURITY DATE _________________

     I/WE ACKNOWLEDGE RECEIPT OF THE CURRENT PROSPECTUS AND UNDERSTAND THAT ANNUITY PAYMENTS AND OTHER VALUES PROVIDED BY THE
     CONTRACT APPLIED FOR, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE VARIABLE INVESTMENT OPTIONS ARE VARIABLE AND ARE NOT
     GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

     I/WE AM/ARE EITHER A CITIZEN OR RESIDENT ALIEN OF THE UNITED STATES OF AMERICA.


SIGN   OWNER:                       ____________________________________   ___________________________________   ___________________
HERE                                Signature                              City, State (signed in)               Date


SIGN   CO-OWNER:                    ____________________________________   ___________________________________   ___________________
HERE                                Signature                              City, State (signed in)               Date


SIGN   ANNUITANT:                   ____________________________________   ___________________________________   ___________________
HERE   (If different from owner)    Signature                              City, State (signed in)               Date


SIGN   CO-ANNUITANT:                ____________________________________   ___________________________________   ___________________
HERE   (If different from co-owner) Signature                              City, State (signed in)               Date

------------------------------------------------------------------------------------------------------------------------------------

12   FINANCIAL ADVISOR INFORMATION

     A. CERTIFICATION: I HAVE TRULY AND ACCURATELY RECORDED THE INFORMATION PROVIDED BY THE APPLICANT.

        [ ] YES   [ ] NO   Does the annuitant or owner have existing individual life insurance policies or annuity contracts?

        [ ] YES   [ ] NO   Will this contract replace or change any existing life insurance or annuity in this or any other company?

     B. OPTION   [ ] B   [ ] C (If left blank, option will default to your firm's Selling Agreement.)

     C. FINANCIAL ADVISOR (PRIMARY)

     _____________ %   ________________________________________________   ___________________________________   ____________________
     Percentage        Printed Name                                       Telephone Number                      State License ID

     __________________________________________   _________________________________   ______________________________________________
     Broker/Dealer Firm                           Broker/Dealer Rep Number            Email Address
SIGN
HERE
     ______________________________________________________________________________
     Signature

     D. FINANCIAL ADVISOR (SECONDARY)

     _____________ %   ________________________________________________   ___________________________________   ____________________
     Percentage        Printed Name                                       Telephone Number                      State License ID

     __________________________________________   _________________________________   ______________________________________________
     Broker/Dealer Firm                           Broker/Dealer Rep Number            Email Address
SIGN
HERE
     ______________________________________________________________________________
     Signature

APPVENIII0509-NY                                             Page 6 of 6                                                 XXXX:120221

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                                                      Additional Considerations
------------------------------------------------------------------------------------------------------------------------------------

     AUTHORIZATIONS FOR TELEPHONE/ELECTRONIC TRANSACTIONS

     FOR THE OPTIONS SELECTED BELOW, I authorize John Hancock to act on instructions given via telephone or electronically from any person who can furnish proper identification. By electing either option, you understand that John Hancock will use reasonable procedures to confirm that these instructions are authorized and genuine. As long as these procedures are followed, John
     Hancock and its employees will be held harmless for any claim, loss, liability, or expense.

        FUND TRANSFER: Provides properly identified persons, other than the owner, with the
        ability to request exchanges between available funds.                                    ACCEPT [ ]    DECLINE [ ]

        NOTE: Owners receive this privilege automatically.

        WITHDRAWAL AUTHORIZATION: Provides the owner, and other properly identified persons,
        with the ability to request withdrawals.                                                 ACCEPT [ ]    DECLINE [X] (default)

------------------------------------------------------------------------------------------------------------------------------------

     OTHER SPECIAL PROGRAMS OFFERED BY JOHN HANCOCK

     The enrollment forms for the following Special Programs are located in the forms booklet or on www.jhannuitiesnewyork.com.

     -  INCOME MADE EASY               Systematic Withdrawal Program specially designed to work with our
                                       Guaranteed Minimum Withdrawal Benefits.

     -  SYSTEMATIC WITHDRAWALS         Systematic Withdrawal Program for use without Guaranteed Minimum
                                       Withdrawal Benefits accounts. (www.jhannuitiesnewyork.com only)

     -  RESTRICTED BENEFICIARY         Restrict the payout options for one or more of your designated beneficiaries.

     -  AUTOMATIC INVESTMENT PROGRAM   Periodically debits your bank account to make payments into this annuity contract.

                                                        Good Order Checklist
------------------------------------------------------------------------------------------------------------------------------------

     8 STEPS TO EXPEDITE YOUR ANNUITY BUSINESS

     (1)  IS THE POLICY BEING FUNDED WITH AN EXCHANGE, ROLLOVER    (ARROW)   A "1035 Exchange/Rollover/Transfer Form" is required.*
          OR TRANSFER?
     -------------------------------------------------------------------------------------------------------------------------------
     (2)  IS THE OWNER/CO-OWNER A TRUST OR ENTITY?                 (ARROW)   A "Certificate For Trust or Entity Ownership" form is
                                                                             required.*
     -------------------------------------------------------------------------------------------------------------------------------
     (3)  DID THE CLIENT ELECT ONE OF OUR OPTIONAL LIVING          (ARROW)   If YES, complete Section 7A and 7B
          BENEFIT RIDERS?                                                    (and 7C if money was allocated to a DCA fund).

                                                                             If NO, complete Section 8A
                                                                             (and 8B if money was allocated to a DCA fund).
     -------------------------------------------------------------------------------------------------------------------------------
     (4)  DID THE OWNER ELECT DOLLAR COST AVERAGING, FROM EITHER   (ARROW)   A "Dollar Cost Averaging Program Application and
          A VARIABLE PORTFOLIO OR 6/12 MONTH FUND?                           Diclosure Form" is required. This form is located at
                                                                             the end of this booklet for your convenience.
     -------------------------------------------------------------------------------------------------------------------------------
     (5)  DOES THE OWNER OR ANNUITANT OWN AN EXISTING ANNUITY      (ARROW)   A Definition of Replacement form is required.
          CONTRACT OR LIFE INSURANCE POLICY?
     -------------------------------------------------------------------------------------------------------------------------------
     (6)  ARE THE STATES LISTED IN SECTIONS 2 AND 11 DIFFERENT?    (ARROW)   An "Alternate Issue State Verification" form is
                                                                             required.*
     -------------------------------------------------------------------------------------------------------------------------------
     (7)  HAVE THE CONTRACT OWNER(S), ANNUITANT(S) AND FINANCIAL   (ARROW)   See sections 11 and 12.
          ADVISOR(S) SIGNED AND DATED ALL OF THE REQUIRED
          PAPERWORK?
     -------------------------------------------------------------------------------------------------------------------------------
     (8)  IS THIS POLICY CUSTODIALLY OWNED?                        (ARROW)   Please consult your firms rules for signing
                                                                             authorization.
     -------------------------------------------------------------------------------------------------------------------------------

     *    Please see the business forms booklet or log on to www.jhannuitiesnewyork.com.

APPVENIII0509-NY-CL                                                                                                      XXXX:120221
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(JOHN HANCOCK(R) LOGO)                                                                                                      NEW YORK
JOHN HANCOCK ANNUITIES
                                                                                                       Dollar Cost Averaging Program
                                                                                                          Application and Disclosure
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     DISCLOSURE

     Dollar Cost Averaging is a plan of investing. The main objective of Dollar Cost Averaging (DCA) is to attempt to shield your investment from short-term price fluctuations. If you elect to Dollar Cost Average, approximately the same dollar amounts are transferred on a monthly basis from the Dollar Cost Averaging Account to the Investment Options. This way, more Accumulation
     Units are purchased in an Investment Option if the value per Accumulation Unit is low and fewer Accumulation Units are purchased if the value per Accumulation Unit is high. Therefore, a lower average value per Accumulation Unit may be achieved over the long term. This plan of investing allows you to take advantage of market fluctuations, but it does not assure a profit or protect against a loss in declining markets.

     Under the Dollar Cost Averaging Program, the amounts placed in this account will be credited with interest at the guaranteed interest rate in effect on the date of your allocation. We will transfer amounts out of the Dollar Cost Averaging Account monthly into the Investment Options you selected. All amounts will be transferred out by the end of the DCA period.

     If a Special Dollar Cost Averaging Program is being made available, then the interest credited to amounts allocated to the
     Dollar Cost Averaging Account will exceed our actual earnings on supporting assets, less appropriate risk and expense adjustments. Any amounts credited to your account in excess of amounts earned will be recovered from the existing charges described in your contract. Your contract charges will not increase as a result of electing any Dollar Cost Averaging Program.

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     CERTIFICATION AND SIGNATURES

     Dollar Cost Averaging will remain in effect until the balance in the "Source" fund is depleted or until this authorization is cancelled. Dollar Cost Averaging does not guarantee profits or prevent losses in a declining market. This strategy requires regular investment regardless of fluctuating price levels. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

     Please select one of the following:

     [ ] 6-month DCA Special Rate

     [ ] 12-month DCA Special Rate

     [ ] Regular DCA (I do not wish to participate in the DCA Specials.)


     OWNER'S SIGNATURE: ______________________________________________________________________   DATE: _____/_____/_____

     BY SIGNING ABOVE, I ACKNOWLEDGE AND ACCEPT THE CONDITIONS OUTLINED IN THIS FORM.

                         SEND ORIGINAL SIGNATURE TO JOHN HANCOCK NEW YORK. RETAIN COPY FOR CLIENT'S RECORD.

                       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK ("JOHN HANCOCK NEW YORK"), VALHALLA, NY
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